SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 29, 2005
Date of Report (Date of earliest event reported)

Endurance Specialty Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation)	1-31599 (Commission File Number)	98-032908 (I.R.S. Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices, including zip code)

(441) 278-0440
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

                   On September 29, 2005, Endurance Specialty Holdings Ltd. issued the attached press release, filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

         (c) Exhibits

         The following exhibit is filed as part of this report:

Exhibit No.	Description
99.1	Press Release, dated September 29, 2005

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 29, 2005

By: /s/ John V. Del Col —————————————— Name: John V. Del Col Title: General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 29, 2005